                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the 1996 Stock Plan and the 1991 Employee Stock Purchase Plan of our report dated February 7, 1997, with respect to the financial statements of Anergen, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

San Francisco, California                   ERNST & YOUNG LLP
August 15, 1997